Accounts Receivable (Tables)	12 Months Ended
Dec. 31, 2012
Accounts Receivable [Abstract]
Accounts receivable, net

Accounts receivable, net as of December 31, 2012 and 2011 is comprised of the following:

	December 31,
	2012	2011
Trade	$252,178	$178,337
Unbilled revenue	79,157	39,151
Contract retention	40,188	16,249
Other receivables	11,267	14,158

Total accounts receivable	382,790	247,895
Less: allowance for doubtful accounts	(2,220)	(993)

Total accounts receivable, net	$380,570	$246,902